Transformation through Distinctive Performance 2014 Analyst and Investor Day December 10, 2013 Exhibit 99.1

2 Forward Looking Statements • This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things: – The execution and effects of our strategic priorities, including achieving improvements in operational efficiency and effectiveness including safety performance, developing commercial excellence, and maintaining financial discipline and a high performing culture; – The market outlook, including expectations regarding crude oil production growth, feedstock costs, differentials, spreads, import and export opportunities, the Tesoro index and the anticipated costs of crude movements; – The timing, value and type of expected synergies from our acquisition of BP’s Southern California refining and marketing business in June 2013 and the capital expenditures needed to realize such synergies, as well as our California emissions and the impact of the California regulatory environment; – Tesoro’s competitive position and competitive advantages, including its advantaged feedstock position, the costs, benefits and timing of projects designed to enhance gross margin capture, earnings diversification and marking optimization through brand expansion and growth; – West Coast logistics development, transportation advantages and refining system opportunities; – The timing and results of Tesoro’s disciplined improvement program; – The results of Tesoro’s logistics growth strategy, including plans for Tesoro Logistics LP (“TLLP”), the potential value of possible future asset sales to TLLP, TLLP’s organic growth opportunities, the value to Tesoro of distributions from TLLP, the implied enterprise value of TLLP and the value of Tesoro’s stake in TLLP; – Maintenance of Tesoro’s financial priorities, including balance sheet strength, Tesoro’s target debt capitalization, and TLLP’s target debt to EBITDA level; – Capital expenditures, turnaround spending, and the cost, timing and return on capital projects, including expectations regarding incremental EBITDA improvements; – Expectations regarding free cash flow, the implementation of Tesoro’s cash strategy and the return of excess cash flow to shareholders through dividends and share repurchases; and – Growth opportunities for both Tesoro and TLLP. • We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", “should”, "will" and similar terms and phrases to identify forward-looking statements in this Presentation. • Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations and anticipated transactions involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. • Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. • We have included various estimates of EBITDA and free cash flow, each of which are non-GAAP financial measures, throughout the presentation. Please see Appendix for the definition and reconciliation of these EBITDA and free cash flow estimates.

3 Scott Spendlove SVP, Chief Financial Officer Dan Romasko EVP, Operations Keith Casey SVP, Strategy and Business Development Greg Goff President and CEO Dave Kirshner SVP, Commercial Phil Anderson President, Tesoro Logistics GP, LLC Leadership Team Brenda Peterson Vice President, Business Improvement

• Review 2011 to 2013 performance • Provide 2014 to 2016 market outlook • Highlight Distinctive Performance Objectives – Deliver California synergies – Enhance gross margin – Improve the base – Grow logistics – Maintain financial discipline 4 Overview Transformation through Distinctive Performance

• Operational efficiency and effectiveness – Safety and reliability – Cost leadership – System improvements • Commercial excellence • Financial discipline • Value-driven growth • High performing culture 5 Strategic Priorities Enduring commitment to execution

6 2011 – 2013 Transformation • Salt Lake waxy crude oil and capacity/yield project • Mandan capacity and yield projects • $2 billion of asset proceeds from TLLP • Acquisition of Northwest Products System • Increased supply of advantaged crude oil • Anacortes unloading facility • Added ARCO®, Exxon® and Mobil® brands • Transformational Los Angeles acquisition, creating world scale refining complex • Sale of Hawaii business Strong foundation, positioned for significant value creation

7 Operational Efficiency and Effectiveness Safe Operations 0.8 0.5 0.2 2010 2011 2012 2013 YTD Best In Class Personal Safety Incident Rates – OSHA Recordable Rate Driving towards an incident free workplace 1) Best in class as measured by the American Fuel and Petrochemicals Manufacturers (AFPM). 2) Best in class as measured by the American Petroleum Institute (API). 3) YTD through November. Process Safety Incident Rates – API Tier 1 and 2 0.7 0.2 0.0 2010 2011 2012 2013 YTD Best In Class 1 2 3 3

8 High utilization captures market opportunities 81% 87% 87% 93% 95% 2010 2011 2012 2013 YTD Target Refinery Utilization • Significant investment in asset integrity drives reliability • Standardizing maintenance and inspections drives consistent performance • Refinery and marketing integration drives high utilization • Commercial excellence supports value chain optimization Operational Efficiency and Effectiveness Reliable Operations 95% 97% 97% 97% 98% 2010 2011 2012 2013 YTD Target Refinery Availability 1) 2010 excludes impact from Anacortes incident. 2) YTD through end of October, excludes Hawaii after April 2013. 1 1 2 2 +

9 7.19 6.63 6.30 5.60 2010 2011 2012 2013 YTD California Refining Operating Costs1 High asset utilization reduces operating cost per barrel 1) Energy costs based on the price of natural gas in 2012 for each year. 2) YTD through October 2013, includes Carson since June 2013. $/bbl • Improved cost structure by over $1 per barrel in California region • Improved maintenance and labor cost productivity • Optimizing distribution system to reduce operating costs • Investing capital to improve reliability, lower operating costs and improve energy efficiency Operational Efficiency and Effectiveness Cost Leadership 2

Highly selective investments that significantly strengthen competitive position • Anacortes Rail Unloading Facility • Mandan Refinery Expansion and Diesel Yield Improvement • Salt Lake City Conversion Project • Los Angeles Yield Improvement • Portfolio of high return short payback small capital projects 10 Operational Efficiency and Effectiveness System Improvements Delivering higher return on capital employed 30 133 423 660 - 670 72 125 293 2010 2011 2012 2013E Income Capital and EBITDA Generation 1 Capital Annual EBITDA $ millions 1) Income capital spend exclude TLLP amounts, which were about $9MM, $29MM and estimated $65MM for 2011, 2012 and 2013, respectively. 510 - 520

Commercial Excellence

Advantaged Feedstocks

- Optimized Mandan to capture incremental refinery production
- Captured incremental value from waxy crude oil at Salt Lake City
- Captured Mid-Continent crude oil advantage at Anacortes refinery
- Launched additional projects to deliver feedstock advantage across West Coast system

West Coast Crude Oil Inputs[1]



17%
30%
18%
35%
26%
35%
12%
27%
WTI Based[2]
Foreign
ANS
California
2011
3Q 2013

Leading West Coast in processing advantaged crude oil

1) Throughput of crude oil only, excludes all feedstocks and excludes Hawaii business and Carson refinery.
2) WTI based crude oil includes all Mid-Continent, Canadian and Cook Inlet crude oil.

11

• Achieved targeted marketing integration levels, focused on high- grading marketing portfolio • Expand ARCO® dealer networks in Southern California • Launch Exxon® and Mobil® brands in key regions • Increase renewable diesel and ethanol opportunities 12 31% 53% 66% 74% 86% 2009 2010 2011 2012 2013E Gasoline Marketing Integration Focusing on secure and ratable product sales Commercial Excellence Marketing Note: 2009 to 2012 includes Hawaii, 2013 represents current asset portfolio.

• Income capital investments over $650 million since 2010 generating over $500 million in annual EBITDA • Logistics asset sales to TLLP generated over $2 billion of lower-cost capital • Leverage below 30% maintains financial flexibility for growth • $1 billion share buyback program and $1 per share annual dividend support return of cash to shareholders 13 Financial Discipline Leverage under 30% and at target level seven months after Los Angeles acquisition 1) Includes Hawaii, excludes Tesoro Logistics LP (TLLP) debt and equity. As used throughout this presentation, “TSO debt”, “TSO leverage” and other such references exclude TLLP debt and non-controlling interest. 2) As of June 30, 2013. 3) 2013E based on September 30, 2013 financials adjusted for 11/30 stock price and $800 million in announced debt reductions. 2010 2011 2012 Post Carson2 2013E3 Enterprise Value ($ billions) 4.0 4.4 6.5 10.9 10.5 Debt to Capitalization1 38% 31% 23% 36% 27%

• Portfolio Optimization – Strategic acquisitions – Non-strategic asset divestitures • Tesoro Logistics growth • Marketing integration • Focus on logistics and EBITDA diversification 14 Value-Driven Growth Driving diversified earnings growth through investment and acquisitions 2010 3Q 2013 EBITDA Contribution Logistics Refining Retail Chart size and sections reflect relative contribution of EBITDA

15 High Performing Culture • Strong performance based culture • Organization aligned, focused and committed to delivering strategic priorities • Strong leadership across entire value chain • Compensation system aligned with Strategic Priorities • Focused on value capture with all key stakeholders Tesoro’s Guiding Principles High Performing Culture enables Distinctive Performance

16 Tesoro 2010 Mandan, ND 58 MBD Salt Lake City, UT 58 MBD Anacortes, WA 120 MBD Martinez, CA 166 MBD Wilmington, CA 97 MBD As of 3/31/2010 Kenai, AK 72 MBD Kapolei, HI 94 MBD Key Metrics 2010 Enterprise Value ($ billions) 3.5 Market Cap ($ billions) 2.0 Refining Capacity (MBD) 665 Refining Complexity 9.8 Branded Retail Stations 880 Marketing Integration (%) 53 Employees 5,300 Retail Sales (MBD) 87 San Antonio Headquarters

17 Tesoro Today Los Angeles, CA 363 MBD Key Metrics 2010 2013 Enterprise Value ($ billions) 3.5 10.5 Market Cap ($ billions) 2.0 7.8 Refining Capacity (MBD) 665 850 Refining Complexity 9.8 11.5 Branded Retail Stations 880 2,265 Marketing Integration (%) 53 86 Employees 5,300 7,100 Retail Sales (3Q13 MBD) 87 270 As of 3/31/10 and 11/30/2013 Mandan, ND 71 MBD Salt Lake City, UT 58 MBD Anacortes, WA 120 MBD Martinez, CA 166 MBD Kenai, AK 72 MBD San Antonio Headquarters

Distinctive Performance: 2014 and 2015 • Deliver California synergies • Enhance gross margin • Improve the base • Grow logistics • Maintain financial discipline 18 Execution of Strategic Priorities Targeting $370 to $430 million of EBITDA improvements in 2014

19 Market Outlook - Overview Key Drivers Tesoro’s View Global Economic Outlook Moderate growth U.S. Economic Outlook 2 – 2.5% GDP growth Global Refining Capacity Capacity exceeds demand U.S. Refining Utilization High due to low feedstock and natural gas prices U.S. Crude Oil Supply Strong growth in North American crude oil production World Product Demand Growth Gasoline ~1%; diesel ~2% per year U.S. Product Demand Growth Gasoline flat; diesel ~1% per year U.S. Product Exports Strong and growing supported by U.S. competitive position Renewable Fuel Growth Delays in development of advanced fuels Regulatory Environment Challenges and uncertainty Source: Internal Tesoro estimates.

20 Crude Oil Production Growth Key Tesoro Markets Source: 2008 EIA and Canadian NEB, 2013E and 2020E estimates based on Independent consultants/TSO Analysis. 13 15 25 2008 2013E 2020E Cook Inlet 2,750 3,675 5,300 2008 2013E 2020E Canadian 3,023 6,205 9,400 2008 2013E 2020E Total in Key Markets 55 1,080 1,750 2008 2013E 2020E Eagle Ford 25 470 850 2008 2013E 2020E Permian Shale 0 65 225 2008 2013E 2020E Niobrara/Uinta 180 900 1,250 2008 2013E 2020E Bakken MBD

60 70 80 90 100 110 120 2008 2010 2012 2014E 2016E WTI $/bbl 21 Crude Oil Price Outlook Source: 2013 YTD through October, historical Platts, forward strip as of 12/2/13: ICE Brent, NYMEX WTI, forecast based on independent consultants/TSO analysis. Crude oil prices expected to trade in a narrow range $/bbl 2008-2012 2013 YTD 2014E 2015E 2016E Brent 92.00 108.66 90 to 100 90 to 100 90 to 100 WTI 85.67 98.38 84 to 92 84 to 92 84 to 92 Forward Strip Forward Strip 60 70 80 90 100 110 120 2008 2010 2012 2014E 2016E Brent $/bbl

22 Key Crude Oil Differentials $/bbl 2008-2012 2013 YTD 2014E 2015E 2016E WTI / Brent -6.35 -10.25 -8 to -6 -8 to -6 -8 to -6 LLS / WTI 9.00 10.1 4 to 7 4 to 7 4 to 7 0 5 10 15 20 2008 2010 2012 2014E 2016E LLS / WTI $/bbl Source: 2013 YTD through October, historical Platts, forward strip as of 12/3/13: ICE Brent, NYMEX WTI, forecast based on independent consultants/TSO analysis. (20) (15) (10) (5) 0 5 2008 2010 2012 2014E 2016E WTI / Brent $/bbl Forward Strip

23 Key Crude Oil Differentials Source: 2013 YTD through October, historical Platts, forecast based on independent consultants/TSO analysis. 1) ANS: Alaska North Slope. $/bbl 2008-2012 2013 YTD 2014E 2015E 2016E ANS/Brent 0.23 -0.35 -3 to -1 -3 to -1 -3 to -1 Bakken/WTI -1.47 -5.18 -4 to -2 -4 to -2 -4 to -2 (6) (4) (2) 0 2 4 6 2008 2010 2012 2014E 2016E ANS1 / Brent $/bbl (10) (5) 0 5 10 2008 2010 2012 2014E 2016E Bakken Clearbrook / WTI $/bbl

(15) (10) (5) 0 5 2008 2010 2012 2014E 2016E Canadian Lt. Sweet(MSW) / WTI $/bbl 24 Key Crude Oil Differentials (40) (30) (20) (10) 0 2008 2010 2012 2014E 2016E WCS1 / WTI $/bbl Source: 2013 YTD through October, historical Platts, forecast based on independent consultants/TSO analysis. 1) WCS: Western Canadian Select. $/bbl 2008-2012 2013 YTD 2014E 2015E 2016E MSW/WTI -2.05 -8.79 -10 to -8 -8 to -5 -8 to -5 WCS/WTI -15.64 -25.93 -22 to -19 -22 to -19 -22 to -19

(20) (15) (10) (5) 0 2008 2010 2012 2014E 2016E San Joaquin Valley Heavy / ANS $/bbl 25 Key Heavy Crude Oil Differentials (8) (6) (4) (2) 0 2008 2010 2012 2014E 2016E Mars / Brent $/bbl $/bbl 2008-2012 2013 YTD 2014E 2015E 2016E Mars / Brent -2.95 -6.62 -7 to -6 -7 to -6 -7 to -6 SJVH / ANS -8.68 -7.23 -9 to -6 -9 to -6 -9 to -6 Source: 2013 YTD through October, Historical Platts, forecast based on independent consultants/TSO analysis.

26 Gasoline and Diesel Balance (2.0) (1.0) 0.0 1.0 2.0 2008 2010 2012 2014E 2016E Total U.S. MMBD Imports Exports Net Advantaged crude oil and low natural gas prices providing refiners with competitive export advantage (0.2) (0.1) 0.0 0.1 0.2 2008 2010 2012 2014E 2016E Total PADD V MMBD Imports Exports Net Source: Historical EIA Monthly Data, forecasts based on internal TSO forecasts.

-10 -5 0 5 10 15 20 2008 2010 2012 2014E 2016E Diesel to Gasoline (USGC) $/bbl 27 Product Differentials Expect strong distillate pricing due to global supply/demand balances -10 -5 0 5 10 15 20 2008 2010 2012 2014E 2016E Diesel to Gasoline (West Coast) $/bbl $/bbl 2008-2012 2013 YTD 2014E 2015E 2016E Gulf Coast Diesel to Gasoline 5.85 10.14 4 to 8 4 to 8 4 to 8 West Coast Diesel to Gasoline 2.97 3.60 3 to 6 3 to 6 3 to 6 Source: 2013 YTD through October, historical OPIS, forecast based on independent consultants/TSO analysis.

28 Other Key Market Drivers 0 2 4 6 8 10 2008 2010 2012 2014E 2016E Henry Hub Natural Gas $/MMBTU 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 2008 2010 2012 2014E 2016E Corn Ethanol RIN $/RIN 2008-2012 2013 YTD 2014E 2015E 2016E Natural Gas ($/MMBTU) 4.90 3.70 4 to 5 4 to 5 4 to 5 Corn Ethanol RIN ($/RIN) 0.05 0.62 0.15 to 0.40 0.15 to 0.40 0.15 to 0.40 Source: 2013 YTD through October, Historical Platts/OPIS, forecast based on independent consultants/TSO analysis.

29 Regional Crack Spreads 0 5 10 15 20 25 30 35 2008 2010 2012 2014E 2016E $/bbl 2008-2012 2013 YTD 2014E 2015E 2016E West Coast (ANS 321) 14.60 17.30 15 to 17 15 to 17 15 to 17 Mid-Continent (WTI 321) 16.40 22.70 19 to 21 19 to 21 19 to 21 Gulf Coast (LLS 321) 7.40 10.70 9 to 14 9 to 14 9 to 14 Mid-Continent West Coast Gulf Coast Singapore NW Europe Source: 2013 YTD through October, Historical OPIS, forecast based on independent consultants/TSO analysis. $/bbl $/bbl 0 5 10 15 20 25 30 35 2008 2010 2012 2014E 2016E

0 4 8 12 16 2008 2009 2010 2011 2012 2013 2014E 2015E 2016E 30 Tesoro Index Market outlook supports full asset utilization Source: 2013 YTD through October, TSO Forecasts. $/bbl 2008-2012 2013 YTD 2014E 2015E 2016E Tesoro Index 10.57 11.50 10 to 12 10 to 12 10 to 12 $/bbl

31 Distinctive Performance Objectives • Deliver California synergies • Enhance gross margin • Improve the base • Grow logistics • Maintain financial discipline

• Expected synergy contribution increased over 80% • Delivering $195 to $215 million in 2014 • Developing flexibility to shift 30-40 MBD between gasoline and higher value products • California market conditions improving 32 Key Messages – California Synergies Synergies significantly improved to $295 to $335 million by 2015

33 PADD V Fundamentals West Coast economy improved and demand stabilizing • Gasoline demand expected to grow 0 to 0.5% annually through 2016 • Diesel demand expected to grow 1.0% annually • Net clean product exports expected to remain 100-150 MBD • California unemployment 8.7%, down from over 10% last year • Tesoro’s gasoline refining production is highly integrated with marketing Source: EIA monthly data, forecast based on internal Tesoro forecasts. 1,450 1,500 1,550 1,600 2008 2010 2012 2014F 2016F PADD V Gasoline Demand MBD 440 480 520 560 2008 2010 2012 2014F 2016F PADD V Diesel Demand MBD

• Stationary source emissions – Low cost impact • Fuels under the cap – Cost passed to consumers • Low Carbon Fuel Standard – Blending requirements expected to moderate • Potential refinery safety regulations 34 California Regulatory Environment Challenging but manageable operating environment 2007 2013E 2017E Tesoro California CO2 Emissions Millions of Metric Tons Annually 9.5 8.2 7.7 Note: 2017 emissions estimate is subject to final project scope and detailed engineering, Los Angeles includes both Wilmington and Carson. Los Angeles Martinez

• Operating cost advantage • Flexible yield structure • Access to cost-advantaged crude oil • Integrated logistics infrastructure • Secure and ratable refinery off-take • Cost-advantaged regulatory compliance 35 Keys to Distinction on the West Coast Los Angeles acquisition transforms our capabilities

36 Los Angeles Acquisition Summary Los Angeles Acquisition Summary $ billions Property, Plant and Equipment 1.0 Logistics Asset Sales to TLLP (1.3) Net Investment in R&M Assets (0.3) Working Capital 1.3 Working Capital Reductions (0.2) Net Working Capital 1.1 Net R&M Investment 0.8 Low investment delivers significant cash-on-cash returns

California Synergy EBITDA Synergy value and pace of capture significantly improved 30 110 175 225 250 2013E 2014E 2015E 2016E 2017E Annual EBITDA Acquistion Model Current View $ millions 35-40 430-490 375-415 295-335 195-215 • Production Optimization • Operating Cost Improvements • Feedstock Advantage • Logistics Optimization 37

Note: Net synergy capital of ~$375 MM (including savings beyond 2017, which are reflected in 2017E), capital plan net of capital avoidance, 2017 emissions estimate is subject to final project scope and detailed engineering. California Synergy Capital Expenditures 35 35 145 60 2013E 2014E 2015E 2016E 2017E Net Capital Acquistion Model Current View $ millions 160 180 65 15 (40) • Los Angeles Refinery Integration Project – Optimizes processing capability – Provides 30-40 MBD product flexibility – Reduces CO2 emission 500,000 tons per year • Logistics Projects – Link logistics assets – Reduce third party fees – Provides feedstock and product optionality • Processing Projects – Strengthen conversion capability – Provides feedstock flexibility – Improves product yields 38 Disciplined delivery of high return capital investments (10)

• Up over 30% versus acquisition premise • Enhanced feedstock blending allows full utilization of conversion capacity • Replace ANS and foreign crude oil with higher value alternatives • Optimize feedstocks across West Coast system 39 Feedstock Advantage $ millions 2014E 2015E Annual EBITDA 75-80 120-130

$ millions 2014E 2015E Annual EBITDA 30-35 55-65 • Up over 150% versus acquisition premise • Shift volumes from third party carriers to Tesoro system • Captures octane and blending value associated with integrated distribution systems 40 Logistics Optimization

• Up over 110% versus acquisition premise • Integration project reduces emissions and increases distillate production flexibility • Optimize conversion capacity with flows of intermediates between facilities • Improve overall yields and feedstock flexibility 41 Production Optimization $ millions 2014E 2015E Annual EBITDA 60-65 90-100 Los Angeles Refining Complex

42 Operating Cost Improvements • Up over 125% versus acquisition premise • Reliability and mechanical integrity driving improved availability • Maintenance and personnel efficiency driving cost improvement • Opportunities in energy efficiency $ millions 2014E 2015E Annual EBITDA 30-35 30-40

43 Distinctive Performance Objectives • Deliver California synergies • Enhance gross margin • Improve the base • Grow logistics • Maintain financial discipline

• Uniquely positioned to capitalize on North American advantaged crude oil production • Tesoro’s first rail unloading facility at Anacortes, WA providing significant advantage • Developing the capability to move an additional 300-325 MBD of advantaged crude oil to West Coast by 2015 • Availability of additional North American advantaged crude oil expected to improve West Coast refining margins 44 Key Messages Expanding West Coast capabilities to drive an additional $250 to 290 million in gross margin capture by 2015

Opportunities by Refinery • Kenai – Currently up to 25% Cook Inlet – Potentially up to 67% Cook Inlet and Bakken • Martinez – Currently up to 45% California Heavy and Bakken – Potentially up to 67% California Heavy and Bakken • Los Angeles – Currently up to 15% California Heavy – Potentially up to 50% California Heavy and Bakken Potential impact on ANS crude oil • Competitive pricing • Relative refining value 45 Tesoro’s Advantaged Feedstock Opportunity 71 MBD 100% advantaged 58 MBD 100% advantaged 120 MBD 70% advantaged 166 MBD 72 MBD 363 MBD Extending the advantaged crude oil to West Coast

46 Benefits from Advantaged Crude Projects Completed advantaged crude projects creating significant value: • Anacortes rail unloading facility • Salt Lake City conversion project (Phase 1) • Mandan refinery expansion High return, short pay-back projects delivering $270 to $305 million of annual EBITDA in 2014 Anacortes Bakken Crude Oil Advantage Trailing Twelve Months $140MM Cost Advantage Relative Refining Value

23% 23% 11% 17% 23% 21% 43% 39% PADD V Crude Oil Supply 47 Shifting Domestic Refining Landscape Source: EIA and internal Tesoro analysis. • PADD V has yet to realize the full opportunity for advantaged crude oil • Expect PADD III production growth to saturate local light crude demand • Bakken crude oil clears to PADD I and PADD V • West Coast advantage ‒ Rail transportation costs ‒ Yield advantage of $3-5 per barrel relative to ANS 2011 2013 Current infrastructure limits advantaged crude oil supply to West Coast Percent 2011 2013 PADD I N. American 25 40 Foreign 75 60 PADD III N. American 36 54 Foreign 64 46 Foreign ANS N. American California

West and East Coasts clearing destinations for Bakken crude oil 48 Rail Costs to Clear Bakken Note: Rail cost estimates include only the railroad tariff. 1) Average annual crude oil production, export capacity and price discount estimates based on industry consultant and Tesoro market outlook. Bakken Bakken Crude Oil Supply and Logistics MBD 2013 2014E 2015E Crude Oil Production1 865 1,000 1,200 Pipeline Export Capacity 635 685 685 Rail Export Capacity 865 1,015 1,015 West Coast Unloading Capacity 218 395 910 East Coast Unloading Capacity 700 780 780

West Coast Logistics Development

- Tesoro at forefront of delivering advantaged crude oil to West Coast
  - Anacortes Unloading Facility (up to 50MBD)
  - Martinez Rail Unloading (up to 12MBD)
- Development of Port of Vancouver (up to 300MBD)
- Committed
  - Bakersfield Rail Unloading (up to 25MBD)
  - Trans Mountain Pipeline Expansion[1] (55MBD)



West Coast Rail Unloading Capacity²
MBD
910
Rest of Market
Tesoro
218
Current
YE 2015
PADD V Supply³
MBD
800
Foreign Light
ANS
Crude Oil

Rail capacity expected to exceed substitutable waterborne crude oil by 2015

1) Trans Mountain allocated space, and future additional post expansion allocation (total 90-100 MBD).
2) Tesoro and competitor announcements and presentations.
3) EIA 2013 import data.

49

• Up to 300 MBD Rail-to-Marine Terminal – Joint venture with Savage Companies • Port of Vancouver advantages – Flexibility to deliver to all West Coast refineries – Competitive with direct rail cost to California – Existing rail and marine infrastructure • Port of Vancouver granted lease 3Q13 50 Port of Vancouver Completed Facility Capacity Up to 300 MBD Estimated Completion 4Q14 – 4Q15 Tesoro Initial Committed Capacity 60 MBD A premier advantaged crude oil facility for the West Coast

51 Anacortes Yield Comparison 47% 32% 26% 34% 27% 34% Crude Oil Yields ANS Bakken Gasoline Distillate Gas Oil and Residual Oil Bakken crude oil yields 14% to 16% more gasoline and distillate than ANS

West Coast Transportation Advantages Capturing advantaged crude oil supply on West Coast Tesoro enjoys advantaged waterborne logistics capabilities • Access to domestic and foreign cost advantaged crude oil • Feedstock optimization across 720 MBD of PADD V refining capacity • Flexibility to source and leverage advantage feedstocks regardless of origin 52

West Coast Refining System Opportunity Advantage crude oil strategy enhances realized margins 1) WTI crude oil includes all grades of N. American crude oil other than those stated in other categories. 3Q 2013 YE 2015E 8% 15% 38% 21% 17% 17% 59% 19% 12% 12% 30% 22% 19% 11% 53 Foreign Heavy Foreign Light ANS California WTI1 Tesoro Consolidated West Coast Index Tesoro Crude Oil Throughput

In Development • TLLP Bakken Storage Hub – Initial 480,000 barrel capacity – Potential two million barrel capacity – Enables supply of Bakken to West Coast Under Review • Cook Inlet Crude Oil Pipeline – Estimated volume of 15 to 30 MBD – Expected to reduce feedstock supply costs • Uinta Waxy Crude Oil Pipeline – Estimated volume of 40 to 60 MBD – Expected to reduce feedstock supply costs 54 Supporting Logistics Projects Pipeline projects lower crude oil supply costs

• Deploy a premium and value branding strategy within each region • New brands allow for site optimization and conversion • Leverage Shell®, Exxon® and Mobil® premium brand value to improve marketing channels • Leverage ARCO®, Tesoro and USA value brand proposition to drive high utilization 55 Marketing Brands Emphasis on growing ARCO®, Shell®, Exxon® and Mobil® outlets

• Grow dealer and jobber network • Enhance convenience store offering • Optimize real estate holdings within each region 56 Marketing Portfolio Optimization $ millions 2014E 2015E Annual EBITDA1 30-40 50-60 1) Estimated annual EBITDA improvement over 2013. 2010 2011 2012 2013 880 1,175 1,402 2,265 Station Count by Brand ARCO Exxon/ Mobil USA Tesoro Shell

Driving Gross Margin Capture Maximizing advantaged crude oil availability and product netbacks • Leveraging position to drive 300-325 MBD of advantaged crude oil to West Coast • Feedstock optimization across 720 MBD of PADD V refining capacity • Increasing West Coast crude oil price competitiveness • Deploying unique brand portfolio to further improve regional integration and netbacks $ millions 2014E 2015E Annual EBITDA1 140 – 160 250 – 290 Gross Margin Capture Improvement 57 1) Estimated annual EBITDA improvement over 2013.

58 Distinctive Performance Objectives • Deliver California synergies • Enhance gross margin • Improve the base • Grow logistics • Maintain financial discipline

59 Key Messages • Targeting additional cost efficiencies in the base business • Improving supply chain management to reduce costs • Improving optimization processes to increase margin capture • Institutionalizing best practices through Operational Excellence Management Systems (OEMS) to improve safety and reliability • Utilizing Lean Six-Sigma (LSS) to deliver sustainable business improvements Expect to deliver $80 to 120 million of EBITDA improvements by 2015

• Captured cost improvements in California, opportunities remain • Mid-Continent performance reflects increased spending to strengthen long-term reliability • Maintenance, personnel efficiency and improved reliability driving per barrel operating cost improvement Solomon Based Cost Reductions 1) Versus Solomon Refinery Supply Corridor (RSC) 1st tercile, Pacific Northwest adjusted in 2010 and 2011 to exclude the impact of the Anacortes incident. Targeting first tercile cost position in California $/bbl 2010 2011 2012 California 1.70 1.10 0.85 Pacific Northwest NA 0.05 0.30 Mid-Continent 0.30 0.15 1.10 Weighted Average 1.15 0.55 0.75 Total Operating Expense Gap (Non-energy)1 60

• Increased scale provides greater purchasing power • Focusing on materials management and non- hydrocarbon inventories • Expanding supplier performance management capabilities • Leveraging existing and new supply chain information systems to improve efficiency 61 Supply Chain Management Improvements strengthen performance in cost and reliability

• Strengthening optimization further improves gross margin capture across the value chain • Enhancing information systems to better respond to rapidly changing market conditions • Increased size and scale in California offers expanded opportunities 62 Enhanced Optimization Processes Product Sales Feedstock Acquisition Inbound Logistics Refining Outbound Logistics

• Designed to improve health, safety, environment, reliability and profitability • Capture and consistently implement best practices across the system • Near-term focus: – Management leadership and accountability – Safe operations – Environmental stewardship – Risk management – Reliability 63 Implementing OEMS Operational Excellence Management Systems POLICIES STANDARDS WORK PROCESSES OPERATING PROCEDURES TRAINING DOCUMENTS JOB AIDS EXPEC- TATIONS OEMS Hierarchy

64 Lean Six-Sigma Techniques • Creating organizational capability to deliver improvements across the value chain • Approaching fifty percent of employees trained in LSS by 2016 • Underpins sustainability of improvement objectives Empowering Distinctive Performance

65 Distinctive Performance Objectives • Deliver California synergies • Enhance gross margin • Improve the base • Grow logistics • Maintain financial discipline

• Developing or acquiring in-bound and out-bound crude oil and product systems • Growing logistics to contribute a larger portion of Tesoro’s business • Increasing focus on capturing third-party business • Leveraging Tesoro Logistics LP (TLLP) lower cost of capital to enable Tesoro’s growth and value creation • Providing value capture for Tesoro’s embedded and developed logistics assets 66 Key Messages Tesoro Logistics vehicle to achieve Tesoro’s growth strategy

67 TLLP Strategic Drivers Increase EBITDA and cash distributions through fee-based logistics business model Focus on Stable, Fee-Based Business  Fee-based committed businesses  Maintain stable cash flow Optimize Existing Asset Base  Increase third-party volumes  Consolidate Tesoro business into TLLP terminals Pursue Organic Expansion Opportunities  Execute growth projects  Leverage low cost of capital Grow Through Strategic Acquisitions  Pursue acquisitions that fit Western-US footprint  Strategic partner in Tesoro’s growth plan

Tesoro Legacy and Developed Assets • Tesoro proceeds from TLLP IPO of $333 million • Martinez Marine Terminal for $75 million • Long Beach Marine Terminal for $210 million • Anacortes Rail Facility for $180 million Acquisitions • Los Angeles Logistics for $1,290 million • Northwest Products System for $355 million 68 Driving Logistics Growth Tesoro has generated over $2 billion in proceeds from TLLP

69 Tesoro Logistics LP Key Metrics Enterprise Value ($ billions) 3.6 Market Cap ($ billions) 2.8 Crude Oil and Refined Product Pipelines 1,570 miles High Plains Pipeline Throughput 90+ MBD High Plains Trucking Volume 45 MBD Marketing Terminal Capacity 565 MBD Marine Terminal Capacity 845 MBD Rail Terminal Capacity 50 MBD Dedicated Storage Capacity 7,700 MBBLS TLLP growing rapidly into a premier Western US logistics provider Martinez Mandan Salt Lake City Los Angeles Kenai Anacortes

70 Future Logistics Opportunities Tesoro Legacy Assets Kenai Marine Logistics Kenai Pipeline & Products System Anacortes Marine and Products Terminals Martinez Marine Products Terminal Martinez Products Terminal Assets Under Development Port of Vancouver Rail to Marine Terminal Alaska Cook Inlet Crude Oil Pipeline Uinta Crude Oil Pipeline Southern California Logistics Martinez Mandan Salt Lake City Los Angeles Kenai Anacortes Tesoro could realize in excess of $1.5 billion in cash from future TLLP asset sales

Bakken Crude Oil Gathering • Expand High Plains System interconnection points • Aggregate volumes for Port of Vancouver • Develop major Bakken storage hub • Expand pipeline gathering network Terminalling, Transportation and Storage • Consolidate Tesoro volumes on Southern California distribution system • Open Southern California terminals to third-party business • Support capture of Southern California logistics synergies • Expand terminals and add biofuel blending capabilities 71 TLLP Organic Growth Opportunities Significant opportunities to further grow the base business

• TLLP plans to spend about $100 million per year on income projects • Typical project return of 15-25% • Pursing opportunities to expand gathering system • TLLP self funds capital 72 Capital Spending 2013E 2014E 2015E 2016E Tesoro Logistics Capital Spend $ millions 160 140 160 80 Note: Maintenance and regulatory capital before reimbursements. All references to capital spending on this page are estimated. Income capital expected to support significant organic growth Income Sustaining

73 Value Proposition to Tesoro TLLP’s growth drives significant Tesoro shareholder value creation 78 163 366 2012 2013E 2015E TLLP EBITDA 2012 2013E 2015E Tesoro’s Implied Value of TLLP Ownership1 1) TSO Market Cap as of 11/19/13, LP value based on market price, GP value based on 20X distributions. 2) Estimates based on TLLP first call consensus EBITDA figures as of 12/3/13. 750 2,275 1,250 $ millions 2 2 Implied value per Tesoro share $5.50 $9.25 $16.75 2 2 GP Holdings LP Units

74 Distinctive Performance Objectives • Deliver California synergies • Enhance gross margin • Improve the base • Grow logistics • Maintain financial discipline

• Maintain a minimum cash balance of $600 to $800 million • Target TSO debt to capitalization1 below 30% • Target TLLP debt at 3x to 4x EBITDA • Invest in growth opportunities to drive further value creation • Return excess cash to shareholders • Drive towards investment-grade credit rating 75 Financial Priorities Solid Operating Results Strong Cash Flows Capital Discipline Balance Sheet Strength Strategic Growth Return Excess Cash to Shareholders 1) Excluding TLLP debt and equity.

$ millions TSO1 TLLP2 Consolidated Total Debt 1,666 1,159 2,825 Total Equity 4,415 1,1854 5,600 Debt to Total Capitalization 27% 49% 34% Total Debt to EBITDA3 0.8x 3.9x 1.4x 76 Appropriate Leverage for Growth 1) As of September 30, 2013 pro forma for an additional $800 million of subsequent debt reduction. Excludes TLLP debt and non-controlling interest. 2) As of September 30, 2013 pro forma for the second purchase of Los Angeles logistics assets for $650 million including $250 million of new debt. 3) EBITDA forecast based on latest 2014 consensus analyst research estimates. 4) Represents non-controlling interest as of 9/30/13 adjusted for November 2013 equity offering. Tesoro leverage in target range less than 7 months after Los Angeles acquisition

77 Los Angeles Funding Summary Purchase price of $2.3 billion funded with: $ billion • Logistics asset sales to TLLP, net 1.1 • Los Angeles working capital reductions 0.2 • Redeployment of Hawaii working capital 0.3 • Cash on hand 0.3 • Interim debt 0.4 Tesoro’s balance sheet strength preserved by low net cash funding needs and no permanent increase in debt1 1) Excluding TLLP debt.

78 Summary Capital Spending 2013E 2014E 2015E 2016E Tesoro Capital Spending1 $ in millions 1) Excludes self-funded TLLP capital expenditures. All references to capital spending on this page are estimated. 2) Net synergy capital. $ millions 2013E 2014E 2015E 2016E Maintenance 195 220 245 255 Regulatory 90 190 245 200 Synergy2 15 65 180 160 Income 205 195 120 155 Total 505 670 790 770 Summary Capital Expenditures 505 670 790 770 Capital spending plans well supported by strong and growing EBITDA Income Synergy Regulatory Maintenance

Sustaining Capital Spending

TESORO

Tesoro Sustaining Capital Spending[1]

$ in millions



490
455
410
285
Regulatory
Maintenance
2013E
2014E
2015E
2016E

- Sustaining capital program supports high refinery availability
- Implementation of Operational Excellence Management Systems (OEMS) enhances sustaining capital efficiency
- Increased regulatory spending primarily reflects flare modifications
- Increased spending from Los Angeles acquisition in-line with expectations

Enables safe, reliable, compliant operations

1) Excludes self-funded TLLP capital expenditures. All references to capital spending on this page are estimated.

79

80 Income Capital Spending 2013E 2014E 2015E 2016E 220 260 300 315 • Income capital 40% of total capital spending from 2013 to 2016 • Average IRR greater than 30%; simple payback less than 3 years • Two programs account for about 60% of the four-year spend: – California Synergy Projects – Salt Lake City Conversion • Remaining spend focused on: – Advantaged crude capture – Yield enhancements – Cost reductions High-return income capital project opportunities continue Tesoro Income Capital Spending1 $ in millions 1) Excludes self-funded TLLP capital expenditures. All references to capital spending on this page are estimated. Income Synergy

• Largest California synergy capital project • Project includes1 – Improved gasoline/distillate yield flexibility – Decommissions Wilmington fluid catalytic cracking unit – Reduces CO2 emissions – Final scope expected 2Q14 – Project completion expected early 2017 • Estimated net CAPEX of $140 to 160 million • Estimated EBITDA of $50 to 75 million • Estimated IRR over 30% 81 Los Angeles Refinery Integration Project Significantly improves Los Angeles refinery competitive position 1) Based on original acquisition plans, subject to final project scope and detailed engineering.

82 Salt Lake City Conversion Project • Phase 1 ‒ Expanded waxy crude capacity ‒ Completed 2Q 2013 ‒ Total cost of $175 million • Phase 2 ‒ Additional expansion of waxy crude capacity up to 22 MBD ‒ Increases throughput capacity by 4 MBD ‒ Enhances clean product yields ‒ Estimated completion early 2015 ‒ Total cost of $100 million • Total project annual EBITDA1 contribution $100 million • Approximately 30% IRR 1) EBITDA estimate consistent with Tesoro market outlook.

83 Turnaround Spending 2012 2013E 2014E 2015E 2016E Lower turnaround spending in 2014 and 2015 260 400 270 300 435 Tesoro Turnaround Spending $ in millions Note: 2014 to 2016 includes deferred rebranding costs of $50, $40 and $40 million respectively.

• Expect to generate approximately $3.0 billion in free cash flow over next three years • Before potential $1.5 billion of further logistics asset sales to TLLP • Plan to spend less than a third on high-return income capital projects • Tesoro well positioned for further growth and returning cash to shareholders 84 Delivering Free Cash Flow 1.0 0.9 1.1 2014E 2015E 2016E Free Cash Flow 1 $ in billions Strong financial position and significant free cash flow in 2014 and beyond (1) Defined as EBITDA less cash interest and taxes, sustaining capital, turnaround spending and TLLP distributions. EBITDA estimates based on consensus analyst research estimates as of November 19, 2013 and incremental improvements in this presentation above base Los Angeles synergies announced at time of acquisition. Interest, taxes, sustaining capital, turnaround spending and TLLP distributions based on Tesoro’s 2014 Business Plan.

Ordinary Dividends • Currently $1 per share annually • More than doubled since August 2012 initiation • Maintaining competitive dividend yield and payout ratio Share Repurchases • Returning excess free cash flow after income capital investments • Maintaining balance sheet strength • Current $1 billion program represents over 12% of market cap 85 Returning Excess Cash to Shareholders Returned over $600 million in dividends and repurchases since 2012 Percentages Tesoro Peer Avg. 1 Dividend Yield since Last Increase 2.1 2.5 2013 Consensus EPS Payout Ratio 31 29 (1) Peers include VLO, HFC, MPC and PSX.

86 Distinctive Performance Objectives • Deliver California synergies • Enhance gross margin • Improve the base • Grow logistics • Maintain financial discipline

• Distinctive Performance Objectives • Grow logistics ‒ Grow EBITDA by $200 million by 2015 ‒ Deliver incremental Tesoro shareholder value of $1 billion • Maintain financial discipline ‒ Maintain balance sheet strength, drive toward investment grade ‒ Invest free cash flow in high-return capital projects ‒ Return excess cash to shareholders 87 Distinctive Performance Objectives 1) Improvements over 2013 results. $ million 2014 2015 Deliver California Synergies 160 – 180 260 – 300 Enhance gross margin 140 – 160 250 – 290 Improve the base 70 – 90 80 – 120 Annual EBITDA Improvement1 370 – 430 590 – 710

88 Delivering Shareholder Value Enhance Gross Margin California Synergies Maintain Financial Discipline Improve the Base Grow Logistics Transformation through Distinctive Performance

89 Non-GAPP Financial Measures EBITDA represents earnings before interest and financing costs, net, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities. (In millions) Unaudited 2013E 2014E 2015E 2016E 2017E Projected net earnings $ 18 $ 67 $ 04 $ 33 $ 49 Add income tax expense 1 41 63 82 91 depreciation and amortization expense 2 8 10 10 EBITDA (1) $ 30 $ 110 $ 175 $ 225 $ 250 California Synergy EBITDA - Acquisition Model (In millions) Unaudited 2013E 2014E 2015E 2016E 2017E Projected net earnings $ 23 $ 27 $ 93 $ 239 $ 280 Add income tax expense 14 75 11 141 165 depreciation and amortization expense 0 3 9 15 1 EBITDA (1) $ 37 $ 205 $ 315 $ 395 $ 460 California Synergy EBITDA - Current View (In millions) Unaudited 2010 2011 2012 2013E Projected net earnings 43$ 74$ 177$ 309$ Add income tax expense 26 45 99 181 dd depreciation and amortization expense 3 6 17 25 EBITDA (1) 72$ 125$ 293$ 515$ High Return Capital Program- Cumulative EBITDA Excluding TLLP (1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range.

Non-GAPP Financial Measures

TESORO

(In millions) Unaudited	Gross Margin Capture Improvements EBITDA	
	2014E	2015E
Projected net earnings	$ 88	$ 163
Add income tax expense	51	96
Add depreciation and amortization expense	11	11
EBITDA (1)	$ 150	$ 270

(In millions) Unaudited	2014E California Synergy EBITDA				
	Feedstock	Logistics	Production	Operating Cost	2014 Total
Projected net earnings	$ 48	$ 20	$ 38	$ 21	$ 127
Add income tax expense	28	12	23	12	75
Add depreciation and amortization expense	1	1	1	0	3
EBITDA (1)	$ 77	$ 33	$ 62	$ 33	$ 205

(In millions) Unaudited	2015E California Synergy EBITDA				
	Feedstock	Logistics	Production	Operating Cost	2015 Total
Projected net earnings	$ 78	$ 37	$ 56	$ 22	$ 193
Add income tax expense	46	21	33	13	113
Add depreciation and amortization expense	1	2	6	0	9
EBITDA (1)	$ 125	$ 60	$ 95	$ 35	$ 315

(In millions) Unaudited	Marketing Improvements EBITDA	
	2014E	2015E
Projected net earnings	$ 20	$ 31
Add income tax expense	12	18
Add depreciation and amortization expense	3	6
EBITDA (1)	$ 35	$ 55

(In millions) Unaudited	Large Capital Program 2014 EBITDA Estimate			
	Bakken Crude Oil Supply to Anacortes	Mandan Refinery Expansion	Salt Lake City Waxy Crude Project (phase I)	Total High Return Existing Capital
Projected net earnings	$ 106	$ 31	$ 38	$ 175
Add income tax expense	62	18	23	103
Add depreciation and amortization expense	2	1	6	9
EBITDA (1)	$ 170	$ 50	$ 67	$ 287

(1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range.

90

91 Non-GAPP Financial Measures (In millions) Unaudited 2014E 2015E Projected net earnings $ 50 $ 63 Add income tax expense 30 37 Add depreciation and amortization expense 0 0 EBITDA (1) $ 80 $ 100 Improve the Base EBITDA (In millions) Unaudited 2012 2013E 2015E Projected net earnings $ 56 $ 83 $ 215 Add interest and financing costs, net 9 43 75 Add depreciation and amortization expense 13 37 76 EBITDA $ 78 $ 163 $ 366 TLLP EBITDA (2) (In billions) Unaudited 2014E 2015E 2016E Net Cash Flow from Operating Activities 1.5$ 1.5$ 1.8$ Less Sustaining Capital 0.4 0.5 0.5 Less TLLP Distributions 0.1 0.1 0.2 Free Cash Flow 1.0$ 0.9$ 1.1$ Free Cash Flow Reconciliation (2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation. 1 When a range of estimat d EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA r c nciliation for the mid-point range. (In millions) Unaudited Salt Lake City Waxy Crude Project Phase I and II LA Refinery Integration Project Projected net earnings $ 57 $ 33 Add income tax expense 33 19 Add depreciation and amortization expense 10 10 EBITDA $ 100 $ 62 Annual EBITDA Estimate